ANNUAL
                                     REPORT


                                DECEMBER 31, 2000


                              MUTUAL DISCOVERY FUND




[FRANKLIN TEMPLETON LOGO]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

PAGE
Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF DAVID J. WINTERS]


DAVID J. WINTERS
Portfolio Manager
Mutual Discovery Fund


PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC



WE'RE ON THE WEB --

Now you can access online information about your Fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.


PAGE
SHAREHOLDER LETTER

Your Fund's Goal: Mutual Discovery Fund seeks long-term capital appreciation by investing primarily in common and preferred stock and bonds. The Fund may also invest 50% or more of its assets in foreign securities.

Dear Shareholder:

The year 2000 saw huge swings in stock prices and investor emotions. In the first quarter, "new economy" stock prices soared, as it appeared such companies had overtaken "old economy" companies -- those firms generally producing earnings and cash flows. The mania reached its zenith in March with stock prices at levels that we felt only the most optimistic scenarios far into the future could justify. Holders of more traditional company stocks sold their shares and bought new economy stocks, seeking this seemingly inevitable path to instant wealth. However, by December 31, 2000, the Nasdaq Composite Index, representing the tech-heavy new economy, lost more than half of its value from its March peak, stranding the vast majority of new economy investors.(1)


1. Source: Standard and Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes more than 4,000 companies.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.


CONTENTS
Shareholder Letter ..........        1

Performance Summary .........        8

Financial Highlights &
Statement of Investments ....       12

Financial Statements ........       27

Notes to Financial
Statements ..................       31

Independent Auditors'
Report ......................       39

Tax Designation .............       40


[PYRAMID GRAPHIC]



PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/00

[BAR GRAPHIC]

U.S.                            26.3%
U.K.                            10.4%
France                           8.1%
Sweden                           5.8%
Switzerland                      3.8%
Canada                           2.5%
Spain                            2.4%
Irish Republic                   2.3%
Belgium                          1.6%
Netherlands                      1.4%
Japan                            1.3%
Denmark                          1.0%
Other Countries                  3.5%
Fixed Income Securities         17.2%
Government Agencies
& Other Net Assets              12.4%


Within this environment, Mutual Discovery Fund - Class Z produced a 12.59% 12-month cumulative total return, as shown in the Performance Summary on page 8, significantly outperforming its benchmarks, the Standard & Poor's 500(R) (S&P 500 (R)) Composite Index and the Russell 2000 Index, which returned -9.11% and -3.02% for the period.(2) We achieved this outperformance despite weak markets around the world, as we continually focused on the fundamentals of individual, undervalued special situations in our global search to identify and purchase compelling opportunities. We kept our discipline by buying securities we understood, as the market volatility provided us with ample opportunities to accumulate attractively priced issues.

Going forward, we are replacing the Russell 2000 Index with the Morgan Stanley Capital International (MSCI(R)) World Index.(3) MSCI World Index reflects the Fund's portfolio holdings outside the U.S. Also, the Russell 2000 Index, a measure of small capitalization stock performance, is no longer an appropriate comparison for the Fund. For the 12 months under review, MSCI World Index returned -13.18%.

In our opinion, there is no substitute for doing the hard work of determining a company's worth, which is why we examine businesses rigorously to come to a reasonably accurate assessment.

2. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000, which contains the 3,000 largest companies incorporated in the U.S. and its territories. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Standard and Poor's Micropal. The unmanaged MSCI World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally.


2
PAGE
Although our unique investment philosophy of buying undervalued stocks and investing in arbitrage and bankruptcy goes in and out of style, our approach is relevant and pertinent for those investors seeking long-term, low-risk appreciation.


Companies undergoing corporate change or restructuring offer fertile ground to explore for undiscovered gems. Lagardere, a French media enterprise, is one such company, which transformed from a diverse, unfocused, industrial conglomerate to a more streamlined entity. The French investment community ignored the company as too complex to bother with analyzing, and indeed, dissecting the company's structure was arduous and time-consuming. However, upon investigation, we learned that Lagardere was committed to growing their asset values and divesting their lower-margin non-core industrial activities, and we purchased shares at a very large discount to our estimate of intrinsic value. Earlier in 2000, enthusiasm for media assets reached a frenzied pitch, and we substantially reduced our holdings in Lagardere as the shares traded at our intrinsic value. Yet, when the share price declined as investor optimism for media stocks faded, we bought the stock again at what we felt was a significant discount.


Another restructuring situation and a major positive contributor to the Fund's performance during the period was pharmaceutical company Aventis, the result of the merger of Rhone-Poulenc and Hoechst. The potential cost savings and increased management focus on producing results for the shareholders combined to deliver an excellent investment. Unfortunately, not every investment works out well. Invensys, a British engineering and machinery manufacturer, was a disappointment as management made a bad acquisition in their attempts to diversify their income stream.


TOP 10 HOLDINGS
12/31/00


COMPANY                                % OF TOTAL
INDUSTRY,COUNTRY                       NET ASSETS
---------------------------------------------------
Lagardere SCA                             2.3%
Media, France

Suez Lyonnaise des Eaux SA,
Ord & Strip VVPR                          2.2%
Multi-Utilities, France

Investor AB, A & B                        2.1%
Diversified Financials, Sweden

Canary Wharf Group PLC                    1.9%
Real Estate, U.K.

Railtrack Group PLC                       1.9%
Road & Rail, U.K.

Berkshire Hathaway Inc., A & B            1.7%
Insurance, U.S.

Irish Life & Permanent PLC                1.5%
Diversified Financials,
Irish Republic

Vinci SA                                  1.5%
Construction &
Engineering, France

Sulzer AG                                 1.4%
Machinery, Switzerland

Washington Post Co., B                    1.2%
Media, U.S.



                                                                               3
PAGE
TOP 10 INDUSTRIES
Based on Equity Securities
12/31/00

                                     % OF TOTAL
                                     NET ASSETS
------------------------------------------------
Media                                  11.2%

Diversified Financials                  7.7%

Insurance                               5.6%

Beverages                               3.3%

Diversified Telecommunication
Services                                3.3%

Oil & Gas                               3.0%

Road & Rail                             3.0%

Tobacco                                 3.0%

Commercial Services & Supplies          2.9%

Construction & Engineering              2.7%


As the Federal Reserve Board raised rates and the global economy's growth began to slow, many companies sought to obtain growth through acquisitions, benefiting the Fund's results. International Flavors and Fragrances acquired one of our long-held positions, chemical company Bush Boake Allen (BBA). BBA is an excellent example of our approach. The company had a debt-free balance sheet and traded at a material discount to other companies in the industry. Also, their largest shareholder, holding 69% of the outstanding shares, appeared willing to sell the company. Over time, we accumulated the shares at cheap prices. The eventual buyout occurred at a price that yielded approximately a 20% compounded rate of return. Additionally, General Electric bid for Honeywell, a Fund-owned stock, during the year under review. This is a substantial and complicated transaction, which may prove to be rewarding as we pick our levels to participate.

Our other principal area of activity is bankruptcy and distressed debt trading. We primarily focus on the debt of companies that have real businesses but deteriorating fundamentals. Our work concentrates on the underlying business value compared to the debt's market price. If the debt trades at a substantial discount to our estimate of business value, then we generally become interested.

In our opinion, there appears to be a wall of bad debt looming on the horizon, with the high yield market in disarray and high yield bond spreads to Treasuries at a historically wide margin. Several years ago, the appetite for new issues was almost insatiable; today there is scant interest in such bonds. Ironically, we often find little value when Wall Street is obsessed with an


4
PAGE
area, but when the interest fades usually there are opportunities. Thus, the Fund increased its commitment to distressed fixed income obligations in the last few months of 2000. Several major companies including Xerox recently had severe declines in their bonds, representing attractive entry points. Although it may seem counterintuitive, we are excited by the prospects of increased bankruptcies, defaults and financial distress globally.

As soon as there are clouds on a company's horizon, Wall Street often sells first and asks questions later. This sentiment provided Mutual Discovery Fund with several opportunities in 2000. Brown-Forman is one such example. The company distills Jack Daniels and Southern Comfort, produces various wines and sells consumer durables such as Hartman Luggage. During the peak in the "new economy" mania, investors were selling solid companies such as Brown-Forman to pay for these market darlings. The company was trading at a fraction of private market value at this time, with globally growing brands and increasing cash flow and earnings. Its management has a history of treating all shareholders well, an outstanding long-term track record of creating wealth and the majority of their net worth invested in the company. Brown-Forman seemed a classic opportunity, and we bought the stock at some of its lowest levels in 2000.

As media companies went out of favor on Wall Street, it provided us with an opportunity to accumulate shares in USA Networks. The company owns its namesake cable channel, the SCI FI channel and the Home Shopping Network. The intrinsic value far exceeds the current price with a debt-free balance sheet, and CEO Barry Diller has an excellent record of creating value for shareholders.


                                                                               5
PAGE
We also look for companies misunderstood by investors. Fund holding Syngenta, a chemical company spun off from the newly merged Novartis and Zeneca, specializes in agrochemicals with primary activities in crop protection and seed development. Investors initially ignored the company as being too slow growing. Yet, we examined their business plan and determined significant potential for improving margins and focus.

Shareholder activism is another device in our toolbox. In our investment approach, we think and act like owners. When a management team, in our opinion, is taking a path not in the interests of unlocking shareholder value, we willingly provide our opinions. Often, these are private conversations, but at times we find it necessary to be public about our thoughts. We are a shareholder in Sulzer, a Swiss machinery company that controls 74% of Sulzer Medica, a listed medical products company. Sulzer management proposed selling off part of its core business and buying the rest of Sulzer Medica at a premium. We wrote a letter to management and spoke with the press to object to this value-destroying financial maneuver, which in our opinion would have been earnings dilutive because it involved issuing cheap Sulzer stock for very expensive Medica shares. Ultimately, management abandoned their original plan and adopted several of our suggestions.

Looking ahead, we believe Mutual Discovery Fund is well-positioned to capitalize on any changes that may lie ahead. We expect more merger and acquisition activity in the coming year as the market continues to inefficiently price whole companies. Our distinctive approach of identifying, purchasing and at times helping realize value should provide excellent risk-adjusted returns in the years ahead.


6
PAGE
Thank you for your participation in Mutual Discovery Fund. We welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/s/ David J. Winters

David J. Winters
Portfolio Manager
Mutual Discovery Fund


The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                               7
PAGE
PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge. Thus total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*


*Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION


CLASS Z                                 CHANGE       12/31/00     12/31/99
------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.17       $18.93        $21.10
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.6265
Short-Term Capital Gain                 $1.6415
Long-Term Capital Gain                  $2.3996
                                        -------
      Total                             $4.6676

CLASS A                                 CHANGE       12/31/00     12/31/99
------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.17       $18.83        $21.00
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.5493
Short-Term Capital Gain                 $1.6415
Long-Term Capital Gain                  $2.3996
                                        -------
      Total                             $4.5904

CLASS B                                 CHANGE       12/31/00     12/31/99
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.24       $18.66        $20.90
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.4549
Short-Term Capital Gain                 $1.6415
Long-Term Capital Gain                  $2.3996
                                        -------
      Total                             $4.4960

CLASS C                                 CHANGE       12/31/00     12/31/99
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$2.18       $18.77        $20.95
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                         $0.4101
Short-Term Capital Gain                 $1.6415
Long-Term Capital Gain                  $2.3996
                                        -------
      Total                             $4.4512


Mutual Discovery Fund paid distributions derived from long-term capital gains totaling $2.3996 per share in June and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


8
PAGE
PERFORMANCE

                                                                              INCEPTION
CLASS Z                                            1-YEAR       5-YEAR        (12/31/92)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                         12.59%     115.11%           289.49%

Average Annual Total Return(2)                     12.59%      16.56%            18.53%

Value of $10,000 Investment(3)                   $11,259     $21,511           $38,949

                                                                              INCEPTION
CLASS A                                            1-YEAR       3-YEAR        (11/1/96)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                         12.27%       38.52%           77.99%

Average Annual Total Return(2)                      5.81%        9.29%           13.21%

Value of $10,000 Investment(3)                   $10,581      $13,055          $16,773

                                                                               INCEPTION
CLASS B                                                         1-YEAR          (1/1/99)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                      11.50%           39.98%

Average Annual Total Return(2)                                   7.92%           16.61%

Value of $10,000 Investment(3)                                $10,792          $13,598

                                                                               INCEPTION
CLASS C                                            1-YEAR       3-YEAR        (11/1/96)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                         11.53%       35.88%           73.49%

Average Annual Total Return(2)                      9.54%       10.39%           13.86%

Value of $10,000 Investment(3)                   $10,954      $13,452          $17,174


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.


                                                                               9
PAGE
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT


Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

CLASS Z                            12/31/00
--------------------------------------------
1-Year                              12.59%

5-Year                              16.56%

Since Inception (12/31/92)          18.53%


AVERAGE ANNUAL TOTAL RETURN

CLASS A                            12/31/00
--------------------------------------------
1-Year                               5.81%

3-Year                               9.29%

Since Inception (11/1/96)           13.21%


This graph compares the performance of Mutual Discovery Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index, Russell 2000 Index and the MSCI World Index from 12/31/92-12/31/00.


CLASS Z (12/31/92-12/31/00)

                            [PLOTPOINTS FOR CLASS Z]

   DATE         MUTUAL DISCOVERY        S&P 500         RUSSELL 2000        MSCI WORLD
----------       FUND - CLASS Z        --------         ------------        ----------
                 --------------
12/31/1992           $10,000            $10,000           $10,000             $10,000
12/31/1993           $13,585            $11,008           $11,888             $12,313
12/31/1994           $14,077            $11,153           $11,672             $13,000
12/31/1995           $18,107            $15,345           $14,992             $15,772
12/31/1996           $22,620            $18,868           $17,464             $17,980
12/31/1997           $27,810            $25,162           $21,369             $20,898
12/31/1998           $27,282            $32,354           $20,825             $26,080
12/31/1999           $34,593            $39,161           $25,252             $32,689
12/31/2000           $38,949            $35,593           $24,489             $28,466



This graph compares the performance of Mutual Discovery Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index, Russell 2000 Index and the MSCI World Index from 11/1/96-12/31/00.


CLASS A (11/1/96-12/31/00)

                            [PLOTPOINTS FOR CLASS A]

   DATE      MUTUAL DISCOVERY        S&P 500      RUSSELL 2000     MSCI WORLD
----------    FUND - CLASS A         --------      ------------     ----------
                ---------
11/01/1996        $9,424             $10,000         $10,000         $10,000
11/30/1996        $9,808             $10,756         $10,412         $10,562
12/31/1996        $9,887             $10,543         $10,685         $10,395
01/31/1997       $10,348             $11,202         $10,898         $10,522
02/28/1997       $10,544             $11,289         $10,635         $10,645
03/31/1997       $10,446             $10,825         $10,133         $10,436
04/30/1997       $10,463             $11,472         $10,161         $10,780
05/31/1997       $10,838             $12,170         $11,291         $11,447
06/30/1997       $11,235             $12,715         $11,775         $12,019
07/31/1997       $11,718             $13,728         $12,323         $12,575
08/31/1997       $11,607             $12,959         $12,605         $11,736
09/30/1997       $12,188             $13,669         $13,528         $12,376
10/31/1997       $11,830             $13,212         $12,934         $11,726
11/30/1997       $11,900             $13,824         $12,850         $11,936
12/31/1997       $12,109             $14,062         $13,075         $12,083
01/31/1998       $12,109             $14,218         $12,868         $12,421
02/28/1998       $12,726             $15,243         $13,819         $13,263
03/31/1998       $13,453             $16,024         $14,389         $13,825
04/30/1998       $13,697             $16,186         $14,468         $13,962
05/31/1998       $13,877             $15,907         $13,688         $13,789
06/30/1998       $13,530             $16,553         $13,717         $14,119
07/31/1998       $13,208             $16,376         $12,606         $14,097
08/31/1998       $11,398             $14,008         $10,158         $12,220
09/30/1998       $10,885             $14,906         $10,953         $12,438
10/31/1998       $11,181             $16,118         $11,400         $13,565
11/30/1998       $11,741             $17,094         $11,997         $14,374
12/31/1998       $11,822             $18,079         $12,740         $15,078
01/31/1999       $11,905             $18,835         $12,909         $15,410
02/28/1999       $11,760             $18,249         $11,864         $15,001
03/31/1999       $12,303             $18,979         $12,049         $15,629
04/30/1999       $13,122             $19,713         $13,128         $16,247
05/31/1999       $13,129             $19,248         $13,320         $15,656
06/30/1999       $13,594             $20,316         $13,922         $16,389
07/31/1999       $13,440             $19,683         $13,540         $16,341
08/31/1999       $13,266             $19,584         $13,039         $16,315
09/30/1999       $13,091             $19,048         $13,042         $16,158
10/31/1999       $13,357             $20,253         $13,096         $17,000
11/30/1999       $14,056             $20,664         $13,877         $17,481
12/31/1999       $14,941             $21,881         $15,448         $18,899
01/31/2000       $14,877             $20,783         $15,200         $17,818
02/29/2000       $15,353             $20,390         $17,709         $17,868
03/31/2000       $16,008             $22,384         $16,542         $19,104
04/30/2000       $15,823             $21,711         $15,546         $18,298
05/31/2000       $15,915             $21,266         $14,640         $17,837
06/30/2000       $15,954             $21,789         $15,916         $18,440
07/31/2000       $16,152             $21,449         $15,404         $17,924
08/31/2000       $16,624             $22,781         $16,579         $18,510
09/30/2000       $16,449             $21,578         $16,092         $17,527
10/31/2000       $16,579             $21,487         $15,374         $17,236
11/30/2000       $16,289             $19,794         $13,795         $16,192
12/31/2000       $16,773             $19,891         $14,980         $16,455


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


10
PAGE

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    12/31/00
------------------------------------
1-Year                        7.92%

Inception (1/1/99)           16.61%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                    12/31/00
------------------------------------
1-Year                        9.54%

3-Year                       10.39%

Inception (11/1/96)          13.86%


This graph compares the performance of Mutual Discovery Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index, Russell 2000 Index and the MSCI World Index from 1/1/99-12/31/00.


CLASS B (1/1/99-12/31/00)

                            [PLOTPOINTS FOR CLASS B]

   DATE         MUTUAL DISCOVERY         S&P 500           RUSSELL 2000          MSCI WORLD
----------        FUND - CLASS B         -------           ------------          ----------
                  --------------
01/01/1999           $10,000             $10,000             $10,000              $10,000
01/31/1999           $10,070             $10,418             $10,133              $10,220
02/28/1999            $9,942             $10,094              $9,312               $9,949
03/31/1999           $10,396             $10,498              $9,457              $10,365
04/30/1999           $11,076             $10,904             $10,305              $10,776
05/31/1999           $11,076             $10,647             $10,455              $10,383
06/30/1999           $11,462             $11,238             $10,928              $10,869
07/31/1999           $11,320             $10,887             $10,628              $10,838
08/31/1999           $11,172             $10,833             $10,235              $10,820
09/30/1999           $11,018             $10,536             $10,237              $10,716
10/31/1999           $11,231             $11,203             $10,279              $11,275
11/30/1999           $11,816             $11,430             $10,893              $11,594
12/31/1999           $12,555             $12,103             $12,126              $12,534
01/31/2000           $12,495             $11,496             $11,931              $11,817
02/29/2000           $12,885             $11,278             $13,901              $11,850
03/31/2000           $13,420             $12,381             $12,985              $12,670
04/30/2000           $13,264             $12,009             $12,203              $12,136
05/31/2000           $13,330             $11,763             $11,491              $11,830
06/30/2000           $13,356             $12,052             $12,493              $12,230
07/31/2000           $13,517             $11,864             $12,091              $11,887
08/31/2000           $13,903             $12,601             $13,014              $12,276
09/30/2000           $13,755             $11,935             $12,631              $11,624
10/31/2000           $13,851             $11,885             $12,068              $11,431
11/30/2000           $13,607             $10,949             $10,828              $10,738
12/31/2000           $13,598             $11,002             $11,759              $10,913


This graph compares the performance of Mutual Discovery Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index, Russell 2000 Index and the MSCI World Index from 11/1/96-12/31/00.


CLASS C (1/1/96-12/31/00)

                            [PLOTPOINTS FOR CLASS C]

   DATE         MUTUAL DISCOVERY         S&P 500       RUSSELL 2000      MSCI WORLD
----------        FUND - CLASS B         -------       ------------      ----------
                  --------------
11/01/1996        $9,899                $10,000         $10,000         $10,000
11/30/1996       $10,303                $10,756         $10,412         $10,562
12/31/1996       $10,386                $10,543         $10,685         $10,395
01/31/1997       $10,869                $11,202         $10,898         $10,522
02/28/1997       $11,069                $11,289         $10,635         $10,645
03/31/1997       $10,954                $10,825         $10,133         $10,436
04/30/1997       $10,966                $11,472         $10,161         $10,780
05/31/1997       $11,353                $12,170         $11,291         $11,447
06/30/1997       $11,759                $12,715         $11,775         $12,019
07/31/1997       $12,265                $13,728         $12,323         $12,575
08/31/1997       $12,142                $12,959         $12,605         $11,736
09/30/1997       $12,739                $13,669         $13,528         $12,376
10/31/1997       $12,357                $13,212         $12,934         $11,726
11/30/1997       $12,425                $13,824         $12,850         $11,936
12/31/1997       $12,639                $14,062         $13,075         $12,083
01/31/1998       $12,632                $14,218         $12,868         $12,421
02/28/1998       $13,265                $15,243         $13,819         $13,263
03/31/1998       $14,018                $16,024         $14,389         $13,825
04/30/1998       $14,267                $16,186         $14,468         $13,962
05/31/1998       $14,442                $15,907         $13,688         $13,789
06/30/1998       $14,078                $16,553         $13,717         $14,119
07/31/1998       $13,734                $16,376         $12,606         $14,097
08/31/1998       $11,849                $14,008         $10,158         $12,220
09/30/1998       $11,313                $14,906         $10,953         $12,438
10/31/1998       $11,616                $16,118         $11,400         $13,565
11/30/1998       $12,186                $17,094         $11,997         $14,374
12/31/1998       $12,270                $18,079         $12,740         $15,078
01/31/1999       $12,342                $18,835         $12,909         $15,410
02/28/1999       $12,192                $18,249         $11,864         $15,001
03/31/1999       $12,742                $18,979         $12,049         $15,629
04/30/1999       $13,586                $19,713         $13,128         $16,247
05/31/1999       $13,586                $19,248         $13,320         $15,656
06/30/1999       $14,062                $20,316         $13,922         $16,389
07/31/1999       $13,888                $19,683         $13,540         $16,341
08/31/1999       $13,707                $19,584         $13,039         $16,315
09/30/1999       $13,518                $19,048         $13,042         $16,158
10/31/1999       $13,786                $20,253         $13,096         $17,000
11/30/1999       $14,497                $20,664         $13,877         $17,481
12/31/1999       $15,399                $21,881         $15,448         $18,899
01/31/2000       $15,333                $20,783         $15,200         $17,818
02/29/2000       $15,811                $20,390         $17,709         $17,868
03/31/2000       $16,472                $22,384         $16,542         $19,104
04/30/2000       $16,281                $21,711         $15,546         $18,298
05/31/2000       $16,362                $21,266         $14,640         $17,837
06/30/2000       $16,390                $21,789         $15,916         $18,440
07/31/2000       $16,587                $21,449         $15,404         $17,924
08/31/2000       $17,058                $22,781         $16,579         $18,510
09/30/2000       $16,877                $21,578         $16,092         $17,527
10/31/2000       $16,995                $21,487         $15,374         $17,236
11/30/2000       $16,697                $19,794         $13,795         $16,192
12/31/2000       $17,174                $19,891         $14,980         $16,455


4. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest companies incorporated in the U.S. and its territories. The unmanaged MSCI World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally.


Past performance does not guarantee future results.


                                                                              11
PAGE

MUTUAL DISCOVERY FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2000          1999          1998          1997          1996
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $21.10        $17.27        $18.89        $17.18        $15.16
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .36           .25           .38           .39           .34
 Net realized and unrealized gains (losses).........          2.14          4.32          (.71)         3.49          3.39
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.50          4.57          (.33)         3.88          3.73
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.63)         (.42)         (.48)         (.81)         (.31)
 Net realized gains.................................         (4.04)         (.32)         (.81)        (1.36)        (1.40)
                                                        ------------------------------------------------------------------
Total distributions.................................         (4.67)         (.74)        (1.29)        (2.17)        (1.71)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $18.93        $21.10        $17.27        $18.89        $17.18
                                                        ==================================================================
Total Return........................................        12.59%        26.80%       (1.90)%        22.94%        24.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $2,010,578    $2,038,298    $2,514,144    $3,879,550    $2,975,596
Ratios to average net assets:
 Expenses(a)........................................         1.05%         1.05%         1.01%          .98%          .96%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................         1.07%         1.11%         1.04%         1.00%          .99%
 Net investment income..............................         1.64%         1.33%         1.81%         1.82%         2.24%
Portfolio turnover rate.............................        75.34%        87.67%        83.57%        58.15%        80.18%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
 Expenses...........................................         1.02%         1.03%         1.00%          .98%          .96%
 Expenses, excluding waiver and payments by
   affiliate........................................         1.04%         1.09%         1.03%         1.00%          .99%

+Based on average weighted shares outstanding effective year ended December 31, 1999.
 12
PAGE

MUTUAL DISCOVERY FUND
Financial Highlights (continued)

                                                                                       CLASS A
                                                               --------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                2000++      1999++       1998       1997++      1996+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $21.00      $17.19      $18.83      $17.15      $17.66
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .28         .18         .32         .27         .11
 Net realized and unrealized gains (losses)................        2.14        4.30        (.74)       3.54         .74
                                                               --------------------------------------------------------
Total from investment operations...........................        2.42        4.48        (.42)       3.81         .85
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.55)       (.35)       (.41)       (.77)       (.29)
 Net realized gains........................................       (4.04)       (.32)       (.81)      (1.36)      (1.07)
                                                               --------------------------------------------------------
Total distributions........................................       (4.59)       (.67)      (1.22)      (2.13)      (1.36)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $18.83      $21.00      $17.19      $18.83      $17.15
                                                               ========================================================
Total Return*..............................................      12.27%      26.38%     (2.37)%      22.54%       4.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $877,528    $844,462    $859,848    $693,952     $29,903
Ratios to average net assets:
 Expenses(a)...............................................       1.40%       1.40%       1.36%       1.33%       1.38%**
 Expenses, excluding waiver and payments by affiliate(a)...       1.42%       1.46%       1.39%       1.35%       1.51%**
 Net investment income.....................................       1.30%        .98%       1.46%       1.39%        .74%**
Portfolio turnover rate....................................      75.34%      87.67%      83.57%      58.15%      80.18%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses..................................................       1.37%       1.38%       1.35%       1.33%       1.38%**
 Expenses, excluding waiver and payments by affiliate......       1.39%       1.44%       1.38%       1.35%       1.51%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Based on average weighted shares outstanding.
                                                                              13
PAGE

MUTUAL DISCOVERY FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 2000            1999+
                                                                 ---------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $20.90          $17.19
                                                                -----------------------
Income from investment operations:
 Net investment income......................................        .15             .01
 Net realized and unrealized gains..........................       2.11            4.33
                                                                -----------------------
Total from investment operations............................       2.26            4.34
                                                                -----------------------
Less distributions from:
 Net investment income......................................       (.46)           (.31)
 Net realized gains.........................................      (4.04)           (.32)
                                                                -----------------------
Total distributions.........................................      (4.50)           (.63)
                                                                -----------------------
Net asset value, end of year................................     $18.66          $20.90
                                                                =======================
Total Return*...............................................     11.50%          25.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $19,949          $8,090
Ratios to average net assets:
 Expenses(a)................................................      2.05%           2.05%
 Expenses, excluding waiver and payments by affiliate(a)....      2.07%           2.11%
 Net investment income......................................       .70%            .08%
Portfolio turnover rate.....................................     75.34%          87.67%

(a)Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets, would have been:
 Expenses...................................................      2.02%           2.03%
 Expenses, excluding waiver and payments by affiliate.......      2.04%           2.09%

*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14
PAGE

MUTUAL DISCOVERY FUND
Financial Highlights (continued)

                                                                                        CLASS C
                                                                -------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
                                                                 2000++      1999++       1998       1997++      1996+
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $20.95      $17.15      $18.79      $17.17     $17.66
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income......................................         .14         .06         .23         .15        .09
 Net realized and unrealized gains (losses).................        2.13        4.28        (.75)       3.52        .76
                                                                -------------------------------------------------------
Total from investment operations............................        2.27        4.34        (.52)       3.67        .85
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................        (.41)       (.22)       (.31)       (.69)      (.27)
 Net realized gains.........................................       (4.04)       (.32)       (.81)      (1.36)     (1.07)
                                                                -------------------------------------------------------
Total distributions.........................................       (4.45)       (.54)      (1.12)      (2.05)     (1.34)
                                                                -------------------------------------------------------
Net asset value, end of year................................      $18.77      $20.95      $17.15      $18.79     $17.17
                                                                =======================================================
Total Return*...............................................      11.53%      25.57%     (2.97)%      21.70%      4.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $554,968    $541,919    $563,761    $402,625    $18,038
Ratios to average net assets:
 Expenses(a)................................................       2.04%       2.04%       2.01%       1.98%      2.00%**
 Expenses, excluding waiver and payments by affiliate(a)....       2.07%       2.10%       2.03%       2.00%      2.13%**
 Net investment income......................................        .65%        .35%        .81%        .74%       .13%**
Portfolio turnover rate.....................................      75.34%      87.67%      83.57%      58.15%     80.18%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses...................................................       2.01%       2.02%       2.00%       1.98%      2.00%**
 Expenses, excluding waiver and payments by affiliate.......       2.04%       2.08%       2.02%       2.00%      2.13%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              15
PAGE

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 71.2%
AEROSPACE & DEFENSE .4%
*European Aeronautic Defense & Space Co. ...................     Netherlands           335,029        $    7,442,083
Honeywell International Inc. ...............................    United States          154,050             7,288,491
*Litton Industries Inc. ....................................    United States            9,020               709,761
                                                                                                      --------------
                                                                                                          15,440,335
                                                                                                      --------------
AUTO COMPONENTS 1.1%
Delphi Automotive Systems Corp. ............................    United States        2,067,807            23,262,829
TRW Inc. ...................................................    United States          376,900            14,604,875
                                                                                                      --------------
                                                                                                          37,867,704
                                                                                                      --------------
BANKS 2.3%
Anglo Irish Bank Corp. PLC..................................    Irish Republic       2,259,216             6,631,551
Bank of Ireland.............................................    Irish Republic       2,070,226            20,505,370
*Dexia......................................................       Belgium             149,743            27,203,506
*Dexia, strip VVPR..........................................       Belgium             108,580                 2,039
DNB Holding ASA.............................................        Norway           2,534,990            13,654,479
Greenpoint Financial Corp. .................................    United States          258,296            10,573,993
                                                                                                      --------------
                                                                                                          78,570,938
                                                                                                      --------------
BEVERAGES 3.3%
Brown-Forman Corp., A.......................................    United States           51,700             3,450,975
Brown-Forman Corp., B.......................................    United States          586,440            38,998,260
*Carlsberg AS, B............................................       Denmark             418,675            24,646,838
Coca-Cola West Japan Co. Ltd. ..............................        Japan              701,360            16,797,019
Diageo PLC..................................................    United Kingdom       1,635,870            18,205,386
Diageo PLC, ADR.............................................    United Kingdom          39,490             1,752,369
Fraser and Neave Ltd. ......................................      Singapore             85,300               329,591
*Grolsch NV.................................................     Netherlands           448,697            10,025,996
South African Breweries PLC.................................    United Kingdom         269,400             1,896,460
                                                                                                      --------------
                                                                                                         116,102,894
                                                                                                      --------------
CHEMICALS 2.0%
ChemFirst Inc. .............................................    United States          485,200            10,704,725
Imperial Chemical Industries PLC............................    United Kingdom       1,303,600            10,758,989
*Syngenta AG................................................     Switzerland           517,700            27,793,829
Union Carbide Corp. ........................................    United States          367,850            19,794,928
                                                                                                      --------------
                                                                                                          69,052,471
                                                                                                      --------------
COMMERCIAL SERVICES & SUPPLIES 2.9%
*Cendant Corp. .............................................    United States        1,465,100            14,101,588
*Chubb PLC..................................................    United Kingdom      10,856,708            25,299,829
*Kidde PLC..................................................    United Kingdom      18,843,438            19,985,422

 16
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
+*MDC Corp. Inc., A.........................................        Canada           2,269,685        $   16,999,971
*Republic Services Inc. ....................................    United States        1,465,300            25,184,844
                                                                                                      --------------
                                                                                                         101,571,654
                                                                                                      --------------
COMPUTERS & PERIPHERALS .4%
*Apple Computer Inc. .......................................    United States          321,200             4,777,850
Compaq Computer Corp. ......................................    United States          529,100             7,962,955
*DecisionOne Corp. .........................................    United States           87,619               438,095
                                                                                                      --------------
                                                                                                          13,178,900
                                                                                                      --------------
CONSTRUCTION & ENGINEERING 2.7%
Acciona SA..................................................        Spain              787,280            28,826,453
Actividades de Construcciones y Servicios (ACS).............        Spain              228,715             5,389,714
Fomento de Construcciones y Contratas SA....................        Spain              378,280             7,174,013
Vinci SA....................................................        France             841,305            51,735,917
                                                                                                      --------------
                                                                                                          93,126,097
                                                                                                      --------------
CONSTRUCTION MATERIALS .2%
*Ciments Francais SA........................................        France             153,970             7,950,532
                                                                                                      --------------
CONTAINERS & PACKAGING .2%
*Pactiv Corp. ..............................................    United States          573,540             7,097,558
                                                                                                      --------------
DIVERSIFIED FINANCIALS 7.7%
Bear Stearns Cos. Inc. .....................................    United States          387,225            19,627,467
CIT Group Inc., A...........................................    United States          445,300             8,961,663
Investor AB, A..............................................        Sweden           2,027,900            30,518,976
Investor AB, B..............................................        Sweden           2,774,052            41,454,224
Investors Group Inc. .......................................        Canada             808,500            13,968,425
Invik & Co. AB, B...........................................        Sweden             430,477            35,129,807
Irish Life & Permanent PLC..................................    Irish Republic       4,341,200            53,662,713
Lehman Brothers Holdings Inc. ..............................    United States           71,600             4,841,950
*MFN Financial Corp. .......................................    United States          292,338             1,315,521
Moody's Corp. ..............................................    United States          749,700            19,257,919
Pargesa Holdings SA.........................................     Switzerland            13,820            26,863,931
Power Corp. of Canada.......................................        Canada             259,800             6,399,867
Power Financial Corp. ......................................        Canada             176,900             4,104,504
*Schroders PLC..............................................    United Kingdom         111,564             1,934,867
                                                                                                      --------------
                                                                                                         268,041,834
                                                                                                      --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.3%
AT&T Corp. .................................................    United States          359,004             6,215,257
BellSouth Corp. ............................................    United States          297,800            12,191,188
Centurytel Inc. ............................................    United States          326,800            11,683,100

                                                                              17
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
*Citizens Communications Co., B.............................    United States          215,786        $    2,832,191
Kinnevik AB, B..............................................        Sweden           1,662,350            31,888,649
SBC Communications Inc. ....................................    United States          160,400             7,659,100
Sprint Corp. (FON Group)....................................    United States          411,400             8,356,563
Telephone & Data Systems Inc. ..............................    United States          365,850            32,926,500
                                                                                                      --------------
                                                                                                         113,752,548
                                                                                                      --------------
ELECTRIC UTILITIES .7%
E.On AG.....................................................       Germany             210,300            12,794,157
Endesa SA...................................................        Spain              542,200             9,239,182
Endesa SA, ADR..............................................        Spain               42,900               715,894
                                                                                                      --------------
                                                                                                          22,749,233
                                                                                                      --------------
ELECTRICAL EQUIPMENT .7%
(R)+*MWCR LLC...............................................        Italy           11,141,868             2,707,251
*Thermo Electron Corp. .....................................    United States          728,275            21,666,181
                                                                                                      --------------
                                                                                                          24,373,432
                                                                                                      --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .1%
*Amphenol Corp., A..........................................    United States           80,500             3,154,594
                                                                                                      --------------
FOOD & DRUG RETAILING 1.4%
Albertson's Inc. ...........................................    United States          565,300            14,980,450
*Brunos Inc. ...............................................    United States           40,574             3,854,530
GIB Group SA................................................       Belgium             724,446            30,266,584
*Homeland Holdings Corp. ...................................    United States           29,706                10,397
                                                                                                      --------------
                                                                                                          49,111,961
                                                                                                      --------------
FOOD PRODUCTS 1.4%
Associated British Foods PLC................................    United Kingdom       1,339,412            10,049,141
*Cadbury Schweppes PLC......................................    United Kingdom       1,403,700             9,677,002
Earthgrains Company.........................................    United States          350,735             6,488,598
Farmer Brothers Co. ........................................    United States           81,152            16,839,040
Orkla ASA...................................................        Norway             201,550             3,976,833
Weetabix Ltd., A............................................    United Kingdom          13,300               536,427
                                                                                                      --------------
                                                                                                          47,567,041
                                                                                                      --------------
HOTELS RESTAURANTS & LEISURE 1.0%
*Fine Host Corp. ...........................................    United States          212,022             2,099,018
*Moevenpick Holding AG......................................     Switzerland            26,250            12,958,963
*P & O Princess Cruises PLC.................................    United Kingdom       1,171,945             4,945,617
Thistle Hotels PLC..........................................    United Kingdom       7,879,320            13,712,274
                                                                                                      --------------
                                                                                                          33,715,872
                                                                                                      --------------

 18
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD DURABLES .3%
Sanyo Electric Co. Ltd. ....................................        Japan            1,128,320        $    9,386,200
                                                                                                      --------------
HOUSEHOLD PRODUCTS .2%
Clorox Co. .................................................    United States          161,700             5,740,350
                                                                                                      --------------
INDUSTRIAL CONGLOMERATES .2%
Remgro Ltd. ................................................     South Africa        1,017,692             6,963,863
                                                                                                      --------------
INSURANCE 5.6%
Alleghany Corp. ............................................    United States           59,778            12,284,379
Allmerica Financial Corp. ..................................    United States          233,800            16,950,500
*Berkshire-Hathaway Inc., A.................................    United States              717            50,907,000
*Berkshire-Hathaway Inc., B.................................    United States            2,745             6,461,730
Hartford Financial Services Group Inc. .....................    United States           56,200             3,969,125
Industrial Alliance Life Insurance Co. .....................        Canada             225,090             6,091,817
Jefferson-Pilot Corp. ......................................    United States          124,500             9,306,375
MBIA Inc. ..................................................    United States          342,900            25,417,463
Old Republic International Corp. ...........................    United States          664,900            21,276,800
*Pohjola Group Insurance Corp., B...........................       Finland             547,105            24,141,593
XL Capital Ltd., A..........................................       Bermuda             180,300            15,753,713
                                                                                                      --------------
                                                                                                         192,560,495
                                                                                                      --------------
LEISURE EQUIPMENT & PRODUCTS .3%
(R)+*Hancock LLC............................................    United States        8,758,216             8,758,216
                                                                                                      --------------
MACHINERY 1.6%
Atle AB.....................................................        Sweden             271,920             3,616,762
Sulzer AG...................................................     Switzerland            69,522            50,151,940
                                                                                                      --------------
                                                                                                          53,768,702
                                                                                                      --------------
MEDIA 11.2%
Asatsu DK Inc. .............................................        Japan              162,900             3,922,723
*AT&T Corp. -- Liberty Media Group, A.......................    United States        2,221,500            30,129,094
*Clear Channel Communications Inc. .........................    United States          351,600            17,030,625
*Comcast Corp., A...........................................    United States          191,000             7,974,250
*Fox Entertainment Group Inc., A............................    United States          340,300             6,082,863
Gannett Co. Inc. ...........................................    United States           28,200             1,778,363
*General Motors Corp., H....................................    United States          498,089            11,456,047
Harcourt General Inc. ......................................    United States          126,800             7,252,960
Lagardere SCA...............................................        France           1,379,100            80,016,878
*Modern Times Group AB, A...................................        Sweden              94,500             2,388,665
*Modern Times Group AB, B...................................        Sweden             974,991            25,833,051
NV Holdingsmig de Telegraaf.................................     Netherlands         1,018,435            20,653,062
Scripps Co., A..............................................    United States          559,000            35,147,125
*Studio Canal...............................................        France               1,900                18,552
Tribune Co. ................................................    United States          230,200             9,725,950
True North Communications Inc. .............................    United States          116,190             4,938,075

                                                                              19
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MEDIA (CONT.)
TVA Group Inc., B...........................................        Canada           1,837,200        $   17,735,952
United Business Media PLC...................................    United Kingdom       1,577,558            19,983,705
*USA Networks Inc. .........................................    United States          937,200            18,216,825
*Vivendi Universal SA.......................................        France             424,774            27,955,890
Washington Post Co., B......................................    United States           65,003            40,098,726
                                                                                                      --------------
                                                                                                         388,339,381
                                                                                                      --------------
MULTILINE RETAIL 1.1%
*Federated Department Stores Inc. ..........................    United States        1,085,000            37,975,000
                                                                                                      --------------
MULTI-UTILITIES 2.2%
Suez Lyonnaise des Eaux SA..................................        France             416,315            76,021,957
*Suez Lyonnaise des Eaux SA, strip VVPR.....................        France             269,320                 2,529
                                                                                                      --------------
                                                                                                          76,024,486
                                                                                                      --------------
MUTUAL FUNDS & UNIT TRUSTS .3%
MSDW Asia Pacific Fund......................................    United States          945,700             8,215,769
*Value Catalyst Fund Ltd. ..................................    Cayman Islands           7,000               710,500
                                                                                                      --------------
                                                                                                           8,926,269
                                                                                                      --------------
OIL & GAS 3.0%
*Abraxas Petroleum Corp. ...................................    United States          165,142               722,496
*Abraxas Petroleum Corp., rts., 11/01/04....................    United States          165,142                20,643
Burlington Resources Inc. ..................................    United States          101,945             5,148,223
Conoco Inc., A..............................................    United States          372,540            10,663,958
*Gulf Canada Resources Ltd. ................................        Canada           2,805,599            14,217,483
Royal Dutch Petroleum Co., Br. .............................     Netherlands           189,592            11,616,210
Shell Transport & Trading Co. PLC...........................    United Kingdom       2,974,600            24,328,063
Total Fina Elf SA, B........................................        France             149,571            22,243,338
Total Fina Elf SA, B, ADR...................................        France             208,648            15,166,102
                                                                                                      --------------
                                                                                                         104,126,516
                                                                                                      --------------
PAPER & FOREST PRODUCTS 2.5%
Abitibi-Consolidated Inc. ..................................        Canada           1,065,604             9,790,503
Boise Cascade Corp. ........................................    United States          432,555            14,544,662
Georgia-Pacific Corp. (Timber Grp.).........................    United States          536,500            16,061,469
International Paper Co. ....................................    United States          452,690            18,475,411
Mead Corp. .................................................    United States          917,700            28,792,838
                                                                                                      --------------
                                                                                                          87,664,883
                                                                                                      --------------
PHARMACEUTICALS .4%
Ono Pharmaceutical Co. Ltd. ................................        Japan              270,100            10,572,215
Taisho Pharmaceutical Co. Ltd. .............................        Japan              167,900             4,543,004
                                                                                                      --------------
                                                                                                          15,115,219
                                                                                                      --------------

 20
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 2.7%
*Canary Wharf Group PLC.....................................    United Kingdom       8,950,883        $   64,848,870
Cheung Kong Holdings Ltd. ..................................      Hong Kong          1,412,700            18,066,491
(R)*Security Capital European Realty........................      Luxembourg           357,000             5,199,705
Ventas Inc. ................................................    United States          746,200             4,197,375
                                                                                                      --------------
                                                                                                          92,312,441
                                                                                                      --------------
ROAD & RAIL 3.0%
Burlington Northern Santa Fe Corp. .........................    United States          430,300            12,182,869
Firstgroup PLC..............................................    United Kingdom       1,942,150             7,216,734
Florida East Coast Industries Inc., A.......................    United States          507,700            18,213,738
Florida East Coast Industries Inc., B.......................    United States           23,800               813,663
Railtrack Group PLC.........................................    United Kingdom       4,899,021            64,802,639
                                                                                                      --------------
                                                                                                         103,229,643
                                                                                                      --------------
TEXTILES & APPAREL .4%
Compagnie Financiere Richemont AG, A........................     Switzerland             5,774            15,446,029
                                                                                                      --------------
TOBACCO 3.0%
*Altadis SA.................................................        Spain            1,674,106            25,933,688
Austria Tabak AG............................................       Austria             120,368             6,673,111
British American Tobacco PLC................................    United Kingdom       2,254,018            17,096,300
Gallaher Group PLC..........................................    United Kingdom       4,296,191            27,531,869
Gallaher Group PLC, ADR.....................................    United Kingdom         128,400             3,161,850
Korea Tobacco & Ginseng Corp. ..............................     South Korea           175,710             2,639,123
Philip Morris Cos. Inc. ....................................    United States          356,700            15,694,800
*Swedish Match AB...........................................        Sweden           1,354,100             5,281,212
                                                                                                      --------------
                                                                                                         104,011,953
                                                                                                      --------------
TRADING COMPANIES & DISTRIBUTORS .9%
*Compania de Distribucion Intefral Logista SA...............        Spain              565,451             7,564,970
Trelleborg AB, B............................................        Sweden           3,399,368            24,498,651
                                                                                                      --------------
                                                                                                          32,063,621
                                                                                                      --------------
TRANSPORTATION INFRASTRUCTURE .4%
Associated British Ports Holdings PLC.......................    United Kingdom       1,355,800             7,412,617
Peninsular & Oriental Steam Navigation Co...................    United Kingdom       1,540,445             7,288,827
                                                                                                      --------------
                                                                                                          14,701,444
                                                                                                      --------------
WIRELESS TELECOMMUNICATION SERVICES .1%
*Arch Wireless Inc. ........................................    United States          778,542               486,589
*VoiceStream Wireless Corp. ................................    United States           46,375             4,666,484
                                                                                                      --------------
                                                                                                           5,153,073
                                                                                                      --------------
TOTAL COMMON STOCKS (COST $1,974,460,472)...................                                           2,464,693,382
                                                                                                      --------------

                                                                              21
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY        SHARES/RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS .1%
Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States           35,380        $      318,420
*Henkel KGAA, pfd. .........................................       Germany              56,600             3,666,595
                                                                                                      --------------
TOTAL PREFERRED STOCKS (COST $3,656,273)....................                                               3,985,015
                                                                                                      --------------
                                                                                    PRINCIPAL
                                                                                    AMOUNT**
                                                                                  -------------
CORPORATE BONDS & NOTES 3.1%
Abraxas Petroleum Corp., 11.50%, 11/01/04...................    United States     $  1,739,000             1,486,845
Arch Paging, Tranche B-1, Term Loan, 6/30/06................    United States       10,499,290             7,349,503
DecisionOne Corp., Term Loan................................    United States        3,310,350             2,747,590
Eurotunnel Finance Ltd., Equity Note, 12/31/03..............    United Kingdom       3,928,550GBP          2,288,715
Eurotunnel PLC:
  12/31/25, Tier 3..........................................    United Kingdom       4,850,057GBP          4,057,231
  12/31/50, Resettable Advance R5...........................    United Kingdom       4,001,837GBP          1,853,173
  Stabilization Advance S8, Tier 1..........................    United Kingdom       2,984,965GBP          1,114,741
  Stabilization Advance S8, Tier 2..........................    United Kingdom       2,385,874GBP            677,167
Eurotunnel SA:
  12/31/18, Tier 2 (Libor)..................................        France           3,559,735EUR          2,372,867
  7/07/02, Tier 2 (Pibor)...................................        France           2,293,539EUR          1,528,839
  12/31/25, Tier 3 (Libor)..................................        France           5,035,517EUR          2,552,908
  7/07/02, Tier 3 (Pibor)...................................        France           4,198,311EUR          2,128,462
  12/31/50, Resettable Advance R4...........................        France           6,173,594EUR          1,796,789
  Stabilization Advance S6, Tier 1 (Pibor)..................        France           1,198,383EUR            281,276
  Stabilization Advance S6, Tier 2..........................        France           2,593,610EUR            462,653
  Stabilization Advance S7, Tier 1 (Pibor)..................        France           1,527,379EUR            358,496
Finova Capital Corp.:
  Revolver 1................................................    United States        2,672,000             1,753,500
  Revolver 2................................................    United States        2,229,000             1,398,698
  9.125%, 2/27/02...........................................    United States          425,000               274,125
  6.12%, 5/28/02............................................    United States          535,000               345,075
  6.50%, 7/28/02............................................    United States          184,000               118,680
  6.39%, 10/08/02...........................................    United States          900,000               580,500
  6.25%, 11/01/02...........................................    United States        1,650,000             1,064,250
  6.54%, 11/15/02...........................................    United States          295,000               180,754
  5.99%, 1/10/03............................................    United States          420,000               262,500
  6.11%, 2/18/03............................................    United States        7,608,000             4,755,000
  FRN, 6.7975%, 6/18/03.....................................    United States        1,250,000               781,250
  7.30%, 9/22/03............................................    United States          205,000               128,125
  6.33%, 11/24/03...........................................    United States          720,000               450,000
  6.00%, 1/07/04............................................    United States        1,255,000               765,550
  6.125%, 3/15/04...........................................    United States        2,410,000             1,470,100
  7.125%, 5/17/04...........................................    United States        2,430,000             1,482,300
  7.429%, 10/14/04..........................................    United States          695,000               423,950
  7.25%, 11/08/04...........................................    United States        7,430,000             4,532,300
  6.375%, 5/15/05...........................................    United States        1,460,000               861,400
  7.40%, 5/06/06............................................    United States          910,000               533,697

 22
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
  7.40%, 6/01/07............................................    United States     $    210,000       $      120,750
  7.625%, 9/21/09...........................................    United States        1,430,000              822,250
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States          815,000              389,163
Greyhound Financial Corp.:
  7.25, 4/01/01.............................................    United States          350,000              241,500
  Series B, 7.82%, 1/27/03..................................    United States          540,000              337,500
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06................    United Kingdom       8,105,000            2,431,500
La Quinta Inns Inc.:
  7.25%, 3/15/04............................................    United States          730,000              584,000
  7.33%, 4/01/08............................................    United States        1,630,000            1,165,450
Meditrust Corp.:
  7.114%, 8/15/04...........................................    United States        5,880,000            4,233,600
  7.62%, 9/13/05............................................    United States          200,000              141,562
  7.00%, 8/15/07............................................    United States        1,460,000            1,058,500
  7.82%, 9/10/26............................................    United States        5,495,000            4,560,850
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States        2,000,124            1,965,122
  Series B, FRN, 10.9588%, 3/23/01..........................    United States        1,805,123            1,773,533
PG & E Corp., 7.05%, 3/01/24................................    United States        1,130,000              874,246
Service Corp. International:
  6.30%, 3/15/03............................................    United States        5,010,000            3,281,550
  7.375%, 4/15/04...........................................    United States        2,910,000            1,789,650
  6.00%, 12/15/05...........................................    United States        4,480,000            2,464,000
  7.20%, 6/01/06............................................    United States          360,000              195,300
  6.875%, 10/01/07..........................................    United States        1,960,000            1,048,600
  7.70%, 4/15/09............................................    United States        6,820,000            3,648,700
Southern California Edison Co., 7.125%, 7/15/25.............    United States          435,000              341,475
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States        6,796,000            5,793,590
Ventas Inc.:
  Tranche A, Term Loan, 12/31/02............................    United States          716,515              683,555
  Tranche B, Term Loan, 12/31/05............................    United States        3,603,959            3,315,642
  Tranche C, Term Loan, 12/31/07............................    United States        1,077,862              991,633
Vlasic Foods International Inc., 10.25%, 7/01/09............    United States        4,018,000              703,150
Xerox Credit Corp.:
  0.80%, 12/16/02...........................................    United States      800,000,000JPY         4,203,152
  1.50%, 6/06/05............................................    United States      200,000,000JPY           963,222
  2.00%, 6/06/07............................................    United States      300,000,000JPY         1,260,946
                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $114,209,522)...........                                            106,602,700
                                                                                                     --------------
BONDS & NOTES IN REORGANIZATION 2.5%
*Aerovias Venezolanas SA, Bank Claim........................      Venezuela            760,000              114,000
*Aerovias Venezolanas SA, Bank Claim........................      Venezuela          3,728,588              559,288
*Aiken Cnty S C Indl Rev Ref Belott, 6.00%, 12/01/11........    United States          280,000               70,000

                                                                              23
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico        $    135,000       $       42,525
  Series A, 11.375%, 4/30/02................................        Mexico           2,970,000              980,100
  Series B, 11.875%, 4/30/04................................        Mexico           3,615,000            1,192,950
  Tranche A, Term Loan......................................        Mexico             772,799              255,024
*Crown Leasing, Bank Claim..................................        Japan          691,979,366JPY           424,155
*Dow Corning Corp.:
  9.375%, 2/01/08...........................................    United States          100,000              130,500
  8.15%, 10/15/29...........................................    United States          500,000              652,500
  Bank Debt.................................................    United States        1,241,480            1,775,316
  Bank Debt #1..............................................    United States        3,250,000            4,647,500
  Bank Debt.................................................    United States        2,705,000            3,530,025
  Bank Claim................................................    United States        6,938,674            9,922,304
*Genesis Health Ventures Inc.:
  Term Loan A...............................................    United States          483,317              299,657
  Term Loan B...............................................    United States          954,083              591,531
  Term Loan C...............................................    United States          953,881              591,406
*Harnischfeger Industries Inc.:
  Revolver..................................................    United States        1,554,300              388,575
  8.90%, 3/01/22............................................    United States        3,580,000              895,000
  8.70%, 6/15/22............................................    United States        3,580,000              895,000
  7.25%, 12/15/25...........................................    United States        6,365,000            1,591,250
  6.875%, 2/15/27...........................................    United States        5,225,000            1,306,250
*Laidlaw Inc.:
  Revolver..................................................        Canada           4,183,649            2,342,844
  7.70%, 8/15/02............................................        Canada           5,565,000            1,586,025
  7.05%, 5/15/03............................................        Canada             730,000              208,050
  7.875%, 4/15/05...........................................        Canada           2,635,000              750,975
  6.50%, 5/01/05............................................        Canada             545,000              143,063
  7.65%, 5/15/06............................................        Canada           1,135,000              323,475
  6.70%, 5/01/08............................................        Canada           1,705,000              447,563
  8.75%, 4/15/25............................................        Canada           3,018,000              860,130
  6.72%, 10/01/27...........................................        Canada           4,385,000            1,151,063
*Loewen Group Inc.:
  144A, 6.70%, 10/01/99.....................................        Canada           8,095,000            2,833,250
  Revolver..................................................        Canada           2,837,725            1,276,976
  Series 5, 6.10%, 10/01/02.................................        Canada           5,985,000CAD         1,713,415
  Term Loan.................................................        Canada             942,000              423,900
*Loewen Group International Inc.:
  7.50%, 4/15/01............................................        Canada           2,090,000              961,400
  7.75%, 10/15/01...........................................        Canada             730,000              313,900
  8.25%, 4/15/03............................................        Canada           2,140,000              984,400
  7.20%, 6/01/03............................................        Canada          11,595,000            4,058,250
  8.25%, 10/15/03...........................................        Canada           5,335,000            2,294,050
  7.60%, 6/01/08............................................        Canada           7,610,000            2,663,500

 24
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Multicare Companies Inc.:
  Revolver..................................................    United States     $    483,232       $      294,772
  Term Loan A...............................................    United States          578,689              353,000
  Term Loan B...............................................    United States          906,402              552,905
  Term Loan C...............................................    United States          300,592              183,361
*Nippon Credit Bank Ltd., Bank Claim........................        Japan          357,918,640JPY           501,462
*Nippon Total Finance, Bank Claim...........................        Japan          386,283,531JPY           202,951
*Optel Inc.:
  13.00%, 2/15/05...........................................    United States        5,575,000            2,926,875
  11.50%, 7/01/08...........................................    United States          215,000              112,875
*Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17....    United States          150,000               37,500
*Safety Kleen Corp.:
  9.25%, 5/15/09............................................    United States          520,000                7,800
  Revolver..................................................    United States          290,413               90,028
  Term Loan A...............................................    United States        1,806,019              559,866
  Term Loan B...............................................    United States        1,614,026              500,348
  Term Loan C...............................................    United States        1,614,026              500,348
*Safety Kleen Services, 9.25%, 6/01/08......................    United States           40,000                  600
*SFC New Holdings Inc., PIK, 13.25%, 8/15/03................    United States       12,179,000            3,410,120
*United Companies Financial Corp., Revolver.................    United States       19,711,401            1,281,241
*Vencor Inc.:
  9.875%, 5/01/05...........................................    United States       11,035,000            2,648,400
  Revolver..................................................    United States        2,019,190            1,857,655
  Term Loan A...............................................    United States        8,854,740            8,146,361
  Term Loan B...............................................    United States        5,759,299            5,298,555
  Tranche A, DIP Revolver, Term Loan 1/31/01................    United States          925,028              915,777
  Tranche B, DIP Revolver, Term Loan 1/31/01................    United States          450,000              445,500
                                                                                                     --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $98,186,590)....                                             87,019,385
                                                                                                     --------------
                                                                                     SHARES
                                                                                  ------------
COMPANIES IN LIQUIDATION
*City Investing Company Liquidating Trust...................    United States          100,000              131,250
*MBOP Liquidating Trust.....................................    United States          273,144              136,572
Petrie Stores Liquidating Trust, CBI........................    United States        1,213,700            1,137,844
                                                                                                     --------------
TOTAL COMPANIES IN LIQUIDATION (COST $313,820)..............                                              1,405,666
                                                                                                     --------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                  ------------
SHORT TERM INVESTMENTS 11.6%
Den Danske Corp., 6.56%, 1/16/01............................       Denmark        $ 71,250,000           71,050,771
Den Norske Bank, 6.47%, 1/22/01.............................        Norway          47,350,000           47,175,028
Halifax Group PLC, 6.55%, 1/12/01...........................    United Kingdom      95,000,000           94,799,949
Lloyds Tsb. Group PLC, 6.40%, 1/18/01.......................    United Kingdom      95,000,000           94,704,854
Swedbank, 6.50%, 1/16/01....................................     Switzerland        95,000,000           94,990,785
                                                                                                     --------------
TOTAL SHORT TERM INVESTMENT (COST $402,419,182).............                                            402,721,387
                                                                                                     --------------

                                                                              25
PAGE
MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 11.9%
Fannie Mae, 5.73% to 6.68%, with maturities to 11/30/01.....    United States     $278,500,000       $  269,751,322
Federal Home Loan Bank, 5.82% to 6.70%, with maturities to
  11/14/01..................................................    United States       79,000,000           77,638,784
Federal Home Loan Mortgage Corp., 5.73% to 6.68%, with
  maturities to 12/06/01....................................    United States       66,500,000           63,992,843
                                                                                                     --------------
TOTAL GOVERNMENT AGENCIES (COST $410,334,850)...............                                            411,382,949
                                                                                                     --------------
TOTAL INVESTMENTS (COST $3,003,580,709) 100.4%..............                                          3,477,810,484
SECURITIES SOLD SHORT (1.0%)................................                                            (33,908,432)
NET EQUITY IN FORWARD CONTRACTS (1.2%)......................                                            (42,470,442)
OTHER ASSETS, LESS LIABILITIES 1.8%.........................                                             61,591,533
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $3,463,023,143
                                                                                                     ==============
SECURITIES SOLD SHORT
                           ISSUER                                  COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
*Dow Chemical Co. ..........................................    United States          592,877       $   21,714,120
*Deutsche Telekom AG........................................       Germany              19,100              582,793
*Deutsche Telekom AG, ADR...................................       Germany             130,000            3,802,500
*General Electric Co. ......................................    United States          162,900            7,809,019
                                                                                                     --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $36,203,192)..........                                         $   33,908,432
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
EUR -- European Unit
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted securities (See note 6).
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 2000, were $28,465,438.
                       See Notes to Financial Statements.
 26
PAGE

MUTUAL DISCOVERY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost
  $3,003,580,709)...........................................                      $3,477,810,484
 Cash.......................................................                          28,295,663
 Receivables:
  Investment securities sold................................                          34,779,617
  Capital shares sold.......................................                           5,089,830
  Dividends and interest....................................                           8,384,239
 Unrealized gain on forward exchange contracts (Note 7).....                           4,758,514
 Deposits with broker for securities sold short.............                          29,453,320
                                                                                  --------------
      Total assets..........................................                       3,588,571,667
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          27,741,869
  Capital shares redeemed...................................                          11,309,881
  To affiliates.............................................                           4,806,894
 Securities sold short, at value (proceeds $36,203,192).....                          33,908,432
 Unrealized loss on forward exchange contracts (Note 7).....                          47,228,956
 Accrued expenses...........................................                             552,492
                                                                                  --------------
      Total liabilities.....................................                         125,548,524
                                                                                  --------------
Net assets, at value........................................                      $3,463,023,143
                                                                                  ==============
Net assets consist of:
 Distributions in excess of net investment income...........                      $  (22,022,363)
 Net unrealized appreciation................................                         435,018,958
 Accumulated net realized gain..............................                          75,140,202
 Capital shares.............................................                       2,974,886,346
                                                                                  --------------
Net assets, at value........................................                      $3,463,023,143
                                                                                  ==============

                                                                              27
PAGE
MUTUAL DISCOVERY FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2000

CLASS Z:
 Net asset value and maximum offering price per share
  ($2,010,578,430 / 106,186,541 shares outstanding).........                              $18.93
                                                                                  ==============
CLASS A:
 Net asset value per share ($877,527,644 / 46,610,662 shares
  outstanding)..............................................                              $18.83
                                                                                  ==============
 Maximum offering price per share ($18.83 / 94.25%).........                              $19.98
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($19,949,015 / 1,069,201 shares outstanding)*.............                              $18.66
                                                                                  ==============
CLASS C:
 Net asset value per share ($554,968,054 / 29,563,165 shares
  outstanding)*.............................................                              $18.77
                                                                                  ==============
 Maximum offering price per share ($18.77 / 99.00%).........                              $18.96
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28
PAGE

MUTUAL DISCOVERY FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
 (net of foreign taxes of $4,854,432)
 Dividends..................................................    $ 43,766,373
 Interest...................................................      49,372,882
                                                                ------------
      Total investment income...............................                    $ 93,139,255
                                                                                ------------
Expenses:
 Management fees (Note 3)...................................      27,676,864
 Administrative fees (Note 3)...............................       2,695,544
 Distribution fees (Note 3)
  Class A...................................................       3,045,729
  Class B...................................................         143,836
  Class C...................................................       5,463,050
 Transfer agent fees (Note 3)...............................       4,529,404
 Custodian fees.............................................         414,505
 Reports to shareholders....................................         368,007
 Registration and filing fees...............................         202,039
 Professional fees..........................................         183,814
 Directors' fees and expenses...............................         116,628
 Dividends for securities sold short........................         869,673
 Other......................................................          22,372
                                                                ------------
      Total expenses........................................                      45,731,465
      Expenses waived/paid by affiliate (Note 3)............                        (861,593)
                                                                                ------------
         Net expenses.......................................                      44,869,872
                                                                                ------------
            Net investment income...........................                      48,269,383
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     433,995,149
  Foreign currency transactions.............................     216,153,795
                                                                ------------
      Net realized gain.....................................                     650,148,944
 Net unrealized depreciation on:
  Investments...............................................    (222,580,670)
  Translation of assets and liabilities denominated in
    foreign currencies......................................     (72,877,169)
                                                                ------------
      Net unrealized depreciation...........................                    (295,457,839)
                                                                                ------------
Net realized and unrealized gain............................                     354,691,105
                                                                                ------------
Net increase in net assets resulting from operations........                    $402,960,488
                                                                                ============

                       See Notes to Financial Statements.
                                                                              29
PAGE

MUTUAL DISCOVERY FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                     2000                 1999
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   48,269,383       $    36,279,432
  Net realized gain from investments and foreign currency
   transactions.............................................       650,148,944           223,471,817
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................      (295,457,839)          519,230,537
                                                                ------------------------------------
    Net increase in net assets resulting from operations....       402,960,488           778,981,786
 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (56,938,276)          (40,349,277)
   Class A..................................................       (21,531,134)          (14,112,750)
   Class B..................................................          (334,916)             (101,868)
   Class C..................................................       (10,197,975)           (5,682,447)
  Net realized gains:
   Class Z..................................................      (369,144,915)          (32,419,104)
   Class A..................................................      (160,040,887)          (13,580,342)
   Class B..................................................        (3,327,859)              (71,532)
   Class C..................................................      (102,068,895)           (8,761,056)
                                                                ------------------------------------
 Total distributions to shareholders........................      (723,584,857)         (115,078,376)

 Capital share transactions (Note 2):
   Class Z..................................................       157,770,281          (874,179,314)
   Class A..................................................       113,724,515          (176,260,101)
   Class B..................................................        14,057,693             7,279,414
   Class C..................................................        65,326,222          (125,727,380)
                                                                ------------------------------------
 Total capital share transactions...........................       350,878,711        (1,168,887,381)

    Net increase (decrease) in net assets...................        30,254,342          (504,983,971)
Net assets:
 Beginning of year..........................................     3,432,768,801         3,937,752,772
                                                                ------------------------------------
 End of year................................................    $3,463,023,143       $ 3,432,768,801
                                                                ====================================
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $  (22,022,363)      $     8,835,164
                                                                ====================================

                       See Notes to Financial Statements.
 30
PAGE

MUTUAL DISCOVERY FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest 50% or more of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                              31
PAGE
MUTUAL DISCOVERY FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONT.)

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SYNTHETIC EQUITY SWAPS:

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

 32
PAGE
MUTUAL DISCOVERY FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT: (CONT.)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were 600 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C, respectively. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS Z SHARES:
Shares sold...........................................    5,971,459    $ 129,244,281           9,449,194    $   177,669,171
Shares issued on reinvestment of distributions........   20,837,549      400,340,408           3,465,002         68,633,024
Shares redeemed.......................................  (17,236,051)    (371,814,408)        (61,919,974)    (1,120,481,509)
                                                        -------------------------------------------------------------------
Net increase (decrease)...............................    9,572,957    $ 157,770,281         (49,005,778)   $  (874,179,314)
                                                        ===================================================================

                                                                              33
PAGE
MUTUAL DISCOVERY FUND

Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS A SHARES:
Shares sold...........................................   25,222,241    $ 542,849,068          39,162,598    $   734,172,539
Shares issued on reinvestment of distributions........    9,014,079      172,164,664           1,296,636         25,547,006
Shares redeemed.......................................  (27,838,591)    (601,289,217)        (50,263,265)      (935,979,646)
                                                        -------------------------------------------------------------------
Net increase (decrease)...............................    6,397,729    $ 113,724,515          (9,804,031)   $  (176,260,101)
                                                        ===================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                 1999+
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS B SHARES:
Shares sold...........................................      593,365    $  12,571,929             412,998    $     7,760,525
Shares issued on reinvestment of distributions........      165,891        3,119,527               8,140            160,581
Shares redeemed.......................................      (77,206)      (1,633,763)            (33,987)          (641,692)
                                                        -------------------------------------------------------------------
Net increase..........................................      682,050    $  14,057,693             387,151    $     7,279,414
                                                        ===================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS C SHARES:
Shares sold...........................................    4,769,393    $ 101,785,050           3,695,408    $    68,911,957
Shares issued on reinvestment of distributions........    5,406,242      102,939,539             675,339         13,232,587
Shares redeemed.......................................   (6,474,657)    (139,398,367)        (11,372,965)      (207,871,924)
                                                        -------------------------------------------------------------------
Net increase (decrease)...............................    3,700,978    $  65,326,222          (7,002,218)   $  (125,727,380)
                                                        ===================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual

 34
PAGE
MUTUAL DISCOVERY FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

and the Fund's former investment adviser not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $259,305 and $92,154, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 2000, the unrealized appreciation based on the cost of investments for income tax purposes of $3,035,749,491 was as follows:

Unrealized appreciation.....................................  $ 567,139,974
Unrealized depreciation.....................................   (125,078,981)
                                                              -------------
Net unrealized appreciation.................................  $ 442,060,993
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $1,036,216. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

                                                                              35
PAGE
MUTUAL DISCOVERY FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $2,152,980,809 and $2,737,378,758, respectively.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                                                  NUMBER
                                                               OF CONTRACTS     PREMIUM
                                                               -------------------------
Options outstanding at December 31, 1999....................            0      $       0
Options written.............................................      160,235        928,559
Options terminated in closing transactions..................     (160,235)      (928,559)
                                                               -------------------------
Options outstanding December 31, 2000.......................            0      $       0
                                                               =========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
     8,758,216        Hancock LLC.................................................       3/06/97       $ 8,758,216
    11,141,868        MWCR LLC....................................................       9/27/96         2,707,251
       357,000        Security Capital European Realty............................       4/08/98         5,199,705
                                                                                                       -----------
TOTAL RESTRICTED SECURITIES (COST $15,929,214) (.48% OF NET ASSETS)...............                     $16,665,172
                                                                                                       ===========

 36
PAGE
MUTUAL DISCOVERY FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and the foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 2000, the Fund had the following forward exchange contracts outstanding:

                                                                                  IN            SETTLEMENT       UNREALIZED
CONTRACTS TO BUY:                                                            EXCHANGE FOR          DATE         GAIN/(LOSS)
-----------------                                                            ----------------------------------------------
      20,341,260     Canadian Dollars.................................    U.S.$   13,434,171     1/31/01      U.S.$    118,555
     159,000,000     Swedish Krona....................................            16,009,263     4/20/01               953,437
                                                                                ------------                         ---------
                                                                          U.S.$   29,443,434                  U.S.$  1,071,992
                                                                                ------------                         ---------

CONTRACTS TO SELL:
------------------
     140,460,183     Hong Kong Dollars................................    U.S.$   18,035,280     1/19/01      U.S.$     21,594
     194,579,729     Canadian Dollars.................................           132,452,754     1/31/01             2,810,547
   4,350,224,177     Japanese Yen.....................................            38,943,577     3/27/01               304,684
   3,120,750,650     South Korean Won.................................             2,714,880     5/07/01               549,697
                                                                                ------------                         ---------
                                                                          U.S.$  192,146,491                         3,686,522
                                                                                ------------                         ---------
        Unrealized gain on forward exchange contracts.................                                        U.S.$  4,758,514
                                                                                                                     ---------

CONTRACTS TO BUY:
-----------------
      49,059,376     Canadian Dollars.................................    U.S.$   32,934,814     1/31/01      U.S.$   (248,132)
                                                                                ------------                         ---------

CONTRACTS TO SELL:
------------------
      15,813,666     British Pounds...................................    U.S.$   22,582,405     1/22/01      U.S.$ (1,052,041)
       4,511,330     Canadian Dollars.................................             2,921,489     1/31/01               (84,265)
      35,000,000     European Unit....................................            29,779,000     1/31/01            (3,133,616)
     284,840,000     Swedish Krona....................................            28,817,716     1/31/01            (1,442,884)
     175,277,083     Danish Krone.....................................            20,493,400     2/13/01            (1,588,957)
     113,759,608     European Unit....................................           104,507,574     2/15/01            (2,526,848)
      39,925,508     British Pounds...................................            57,596,974     2/22/01            (2,101,595)
      22,404,607     British Pounds...................................            32,785,109     2/26/01              (717,157)
      63,250,000     European Unit....................................            57,426,425     2/26/01            (2,108,627)

                                                                              37
PAGE
MUTUAL DISCOVERY FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                  IN            SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                                           EXCHANGE FOR          DATE         GAIN/(LOSS)
------------------                                                           ----------------------------------------------
     138,290,921     Norwegian Krone..................................    U.S.$   15,060,379     3/13/01      U.S.$   (587,910)
     106,726,591     Swiss Francs.....................................            62,936,072     3/13/01            (3,337,847)
      40,356,198     European Unit....................................            35,045,998     3/14/01            (2,963,136)
     287,262,468     Swedish Krona....................................            29,990,952     3/15/01              (601,963)
      75,388,599     British Pounds...................................           109,513,327     3/19/01            (3,248,201)
      46,215,000     South African Rand...............................             6,002,811     3/19/01               (52,508)
     508,456,294     Japanese Yen.....................................             4,504,093     3/27/01               (10,716)
      40,000,000     British Pounds...................................            58,729,900     4/17/01            (1,115,092)
     745,369,386     Swedish Krona....................................            75,452,937     4/20/01            (4,065,788)
      82,582,607     European Unit....................................            72,558,323     4/30/01            (5,345,714)
      60,258,406     European Unit....................................            53,090,003     5/21/01            (3,792,758)
      38,676,689     British Pounds...................................            55,533,372     5/29/01            (2,348,351)
      88,767,274     Swiss Francs.....................................            52,859,105     6/14/01            (2,634,888)
     459,396,961     Swedish Krona....................................            48,399,623     6/20/01              (741,703)
      45,598,864     European Unit....................................            41,710,200     6/22/01            (1,378,259)
                                                                              --------------                      ------------
                                                                          U.S.$1,078,297,187                       (46,980,824)
                                                                          ==================
        Unrealized loss on forward exchange contracts.................                                            (47,228,956)
                                                                                                                  ------------
          Net unrealized loss on forward exchange contracts...........                                        U.S.$(42,470,442)
                                                                                                              ================

 38
PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Discovery Fund

We have audited the accompanying statement of assets and liabilities of Mutual Discovery Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Discovery Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP]

Boston, Massachusetts
January 26, 2001

                                                                              39
PAGE

MUTUAL DISCOVERY FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $337,928,998 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 3.37% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

At December 31, 2000, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class Z, Class A, Class B and Class C shareholders of record on December 14, 2000.

                                    CLASS Z                             CLASS A                             CLASS B
                       ---------------------------------------------------------------------------------------------------------
                        FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX      FOREIGN SOURCE
       COUNTRY         PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
Belgium..............     $ 0.0013          $0.0078           $ 0.0013          $0.0075           $ 0.0013          $0.0071
Bermuda..............       0.0000           0.0001             0.0000           0.0001             0.0000           0.0001
Canada...............       0.0017           0.0099             0.0017           0.0095             0.0017           0.0091
France...............       0.0066           0.0502             0.0066           0.0482             0.0066           0.0461
Germany..............       0.0005           0.0044             0.0005           0.0042             0.0005           0.0040
Hong Kong............       0.0000           0.0005             0.0000           0.0005             0.0000           0.0004
Ireland..............       0.0000           0.0047             0.0000           0.0045             0.0000           0.0043
Japan................       0.0005           0.0027             0.0005           0.0026             0.0005           0.0025
Netherlands..........       0.0004           0.0027             0.0004           0.0026             0.0004           0.0024
New Zealand..........       0.0000           0.0062             0.0000           0.0059             0.0000           0.0057
Poland...............       0.0002           0.0008             0.0002           0.0008             0.0002           0.0008
Singapore............       0.0002           0.0006             0.0002           0.0006             0.0002           0.0006
South Africa.........       0.0000           0.0007             0.0000           0.0007             0.0000           0.0006
Spain................       0.0003           0.0015             0.0003           0.0015             0.0003           0.0014
Sweden...............       0.0052           0.0315             0.0052           0.0303             0.0052           0.0290
Switzerland..........       0.0005           0.0076             0.0005           0.0073             0.0005           0.0070
United Kingdom.......       0.0132           0.0723             0.0132           0.0695             0.0132           0.0664
                       ---------------------------------------------------------------------------------------------------------
TOTAL................     $ 0.0306          $0.2042           $ 0.0306          $0.1963           $ 0.0306          $0.1875
                       =========================================================================================================

                                    CLASS C
                       ---------------------------------
                        FOREIGN TAX      FOREIGN SOURCE
       COUNTRY         PAID PER SHARE   INCOME PER SHARE
---------------------  ---------------------------------
Belgium..............     $ 0.0013          $0.0069
Bermuda..............       0.0000           0.0001
Canada...............       0.0017           0.0088
France...............       0.0066           0.0447
Germany..............       0.0005           0.0039
Hong Kong............       0.0000           0.0004
Ireland..............       0.0000           0.0042
Japan................       0.0005           0.0024
Netherlands..........       0.0004           0.0024
New Zealand..........       0.0000           0.0055
Poland...............       0.0002           0.0007
Singapore............       0.0002           0.0006
South Africa.........       0.0000           0.0006
Spain................       0.0003           0.0013
Sweden...............       0.0052           0.0281
Switzerland..........       0.0005           0.0067
United Kingdom.......       0.0132           0.0644
                       ---------------------------------
TOTAL................     $ 0.0306          $0.1817
                       =================================

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

 40

PAGE



[FRANKLIN TEMPLETON LOGO]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

MUTUAL DISCOVERY FUND
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777


ANNUAL REPORT
CHAIRMAN OF THE BOARD

Michael F. Price

OFFICERS

Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Discovery Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



477 A00 02/01                       [RECYCLE GRAPHIC] Printed on recycled paper